Supplement dated October 10, 2007

to

Class A, Class C, Class I, Class R, and Class S Fixed Income Funds

Prospectus dated January 29, 2007

Statement of Additional Information

dated January 29, 2007

Notice Regarding Investment Policy Clarification

Tamarack Quality Fixed Income Fund

The following language should be read in conjunction with all investment policy related sections of the prospectus and statement of additional information pertaining to the Tamarack Quality Fixed Income Fund:

“By way of clarification, shares of money market mutual funds meeting applicable rating criteria are considered fixed income securities for purposes of any investment policy described herein requiring a percentage of the Fund's assets to be invested in fixed income securities of a particular rating.”

* * *

Please keep a copy of this supplement for future reference.

TAM FI PROSP 1/07 - SUP 10/07